Peoples Heritage Financial Group
                                                                      Exhibit 99
P.O. Box 9540
Portland, ME 04112-9540

Tel: 207-761-8500                                                   NEWS RELEASE


                                                         [PEOPLES HERITAGE LOGO]


                              FOR IMMEDIATE RELEASE
                        FOR FURTHER INFORMATION, CONTACT:
                 BRIAN ARSENAULT, SVP, CORPORATE COMMUNICATIONS
                                 (207) 761-8517



               PEOPLES HERITAGE ANNOUNCES RECORD EARNINGS FOR 1999
                4TH QUARTER '99 EPS 44 CENTS VS. 30 CENTS IN `98


(Earnings Conference Call: 1:30 p.m. eastern time; to participate dial 1-800-946-0706, participant code, 868882; replay number, 1-888-203-1112, same access code.)

Portland, Maine, January 19, 2000 - Peoples Heritage Financial Group, Inc. (NASDAQ: PHBK) today announced its sixth consecutive record earnings year with net income of $142.4 million, or $1.37 per diluted share, for the year ended December 31, 1999, a 26 percent increase over the year ended December 31, 1998 when net income was $112.8 million, or $1.07 per diluted share. On an operating basis, exclusive of special charges, net income was $164.1 million, or $1.58 per diluted share, for the year ended December 31, 1999, up 16 percent from operating earnings of $141.8 million, or $1.34 per diluted share, for the year ended December 31, 1998.

For the quarter ended December 31, 1999, the Company earned $45.6 million, or 44 cents per diluted share, up 43 percent from $31.9 million, or 30 cents per diluted share. On an operating basis, excluding merger-related income, the Company earned $43.2 million, or 42 cents per diluted share, for the quarter ended December 31, 1999, up 24 percent from operating income of $36.2 million, or 34 cents per diluted share, for the quarter ended December 31, 1998.

"It is very gratifying to continue what has become an unbroken string of six consecutive record earnings years," said William J. Ryan, Chairman, President and Chief Executive Officer. "We continue to have strong commercial and consumer loan growth, expanding fee income and good expense control."

                                     (more)

2
The year and quarter ended December 31, 1999 evidenced continuing strengthening of several key financial ratios:

- The operating Return on Average Equity (ROE) was 20.16% and 18.85% for the quarter and year, respectively, ended December 31, 1999, as compared to 16.13% and 16.45% for the quarter and year, respectively, ended December 31, 1998.

- The operating Return on Average Assets (ROA) was 1.24% for both the quarter and year ended December 31, 1999 as compared to 1.22% for the quarter and year ended December 31, 1998.

- The Company's efficiency ratio improved to 53.56% for the quarter ended December 31, 1999 as compared to 57.44% for the quarter ended December 31, 1998.

- Nonperforming assets as a percentage of total assets dropped to 0.40 percent at December 31, 1999 as compared to 0.56% at December 31, 1998.

Other financial highlights of 1999 included double digit growth in consumer and commercial lending; strong growth in key categories of noninterest income including a 56 percent increase in insurance commissions, a 37 percent increase in income from investment advisory services and a 15 percent growth in trust income; and a 4 percent decline in noninterest expense for the year ended December 31, 1999 from the year ended December 31, 1998.

Despite a record 1999, Mr. Ryan cautioned against overly high expectations in 2000.

"In the coming year, given the calendar-year dilution of the anticipated Banknorth acquisition, a decline in mortgage banking originations and associated business given higher rates, and pressure on spreads and margins created by strong price competition in commercial lending, I think an anticipated earnings per share increase of 5 to 6 percent is more realistic than double digit estimates," said Mr. Ryan. "In subsequent years, assuming reasonable economic conditions, I believe that we will return to annual earnings per share growth in the 10 to 12 percent range."

Peoples Heritage Financial Group is a multi-state banking and financial services holding company. Its subsidiary banks include Peoples Heritage Bank, with the top market share in Maine, Bank of New Hampshire, with the leading market share in New Hampshire, Family Bank, one of the six largest banks in Massachusetts and Glastonbury Bank & Trust in Connecticut. The Company and its affiliate banks also operate subsidiaries in the fields of trust and investments, insurance brokerage, and leasing.

Total assets of the Company at December 31, 1999 were $13.9 billion. The Company expects to complete the acquisition of $4.6 billion Banknorth Group in the second quarter of 2000. Based on 102,181,789 shares outstanding at December 31, 1999, book value per share was $8.33. Shareholders' equity at December 31, 1999 was $851.0 million.

3
Note on forward looking information: This release contains forward looking information for Peoples Heritage Financial Group, Inc. on a stand alone basis and on a pro forma combined basis with Banknorth Group, Inc. The merger of the two companies is dependent upon the receipt of shareholder and regulatory approvals, neither of which can be assured, as well as other customary closing conditions. Forward looking financial information could vary materially depending upon changes in interest rates, which could affect net interest margins and net interest income; delays in cost savings measures to be adopted in connection with the merger or a failure to realize anticipated cost savings, delays in obtaining revenue enhancements from the merger or a failure to realize anticipated revenue enhancements; competitive factors, which could affect noninterest income, costs of deposits and interest income; and general economic conditions which could negatively affect the volume of loan originations, the amount of loan losses and levels of noninterest income.

                                      (end)

Peoples Heritage Financial Group, Inc. and Subsidiaries
--------------------------------------------------------------------------------
CONSOLIDATED BALANCE SHEETS (UNAUDITED)

                                                                        December 31,
                                                             ----------------------------------          %
(In thousands)                                                  1999                   1998           Change
                                                             -----------            -----------       ------

Cash and due from banks                                      $   398,759            $   415,435         -4%
Federal funds sold and other short-term investments              203,789                283,878        -28%
Securities available for sale                                  5,161,009              2,986,131         73%
Securities held to maturity                                      541,332                245,233        121%

Loans and leases held for sale                                    67,220                517,754        -87%
Loans and leases:
   Residential real estate mortgages                           1,410,494              2,230,615        -37%
   Commercial real estate mortgages                            1,795,763              1,621,890         11%
   Commercial business loans and leases                        1,290,969              1,146,242         13%
   Consumer loans and leases                                   2,347,031              2,089,284         12%
                                                             -----------            -----------
     Total loans and leases                                    6,844,257              7,088,031         -3%
   Less: Allowance for loan losses                               107,871                110,561         -2%
                                                             -----------            -----------
     Loans and leases, net                                     6,736,386              6,977,470         -3%

Premises and equipment                                           141,739                144,574         -2%
Goodwill and other intangible assets                             113,264                124,363         -9%
Mortgage servicing rights                                         46,829                 40,088         17%
Bank owned life insurance                                        228,423                 66,944        241%
Other assets                                                     280,376                248,369         13%
                                                             -----------            -----------

                                                             $13,919,126            $12,050,239         16%
                                                             ===========            ===========

------------------------------------------------------------------------------------------------------------

LIABILITIES & SHAREHOLDERS' EQUITY

Deposits:
   Regular savings                                           $ 1,237,092            $ 1,284,074         -4%
   Retail money market and NOW accounts                        2,232,891              2,073,793          8%
   Retail certificates of deposit                              3,159,864              3,455,541         -9%
   Brokered deposits                                             173,798                257,570        -33%
   Demand deposits                                             1,311,112              1,305,737          0%
                                                             -----------            -----------
     Total deposits                                            8,114,757              8,376,715         -3%

Borrowings from Federal Home Loan Bank                         3,667,399              1,936,585         89%
Securities sold under repurchase agreements                    1,089,316                591,970         84%
Other borrowings                                                  31,447                 25,659         23%
Other liabilities                                                 96,455                118,182        -18%
                                                             -----------            -----------

   Total liabilities                                          12,999,374             11,049,111         18%
                                                             -----------            -----------

Company obligated, mandatorily redeemable securities of
subsidiary trust holding solely parent junior
subordinated debentures                                           68,775                100,000        -31%

Shareholders' equity                                             850,977                901,128         -6%
                                                             -----------            -----------

                                                             $13,919,126            $12,050,239         16%
                                                             ===========            ===========


--------------------------------------------------------------------------------

Peoples Heritage Financial Group, Inc. and Subsidiaries
--------------------------------------------------------------------------------
CONSOLIDATED STATEMENTS OF EARNINGS (UNAUDITED)

(In thousands, except number of                        Year Ended December 31,               Three Months Ended December 31,
shares and per share data)                          -----------------------------      %     -------------------------------     %
                                                        1999             1998       Change        1999             1998       Change
                                                    ------------     ------------   ------    ------------     ------------   ------
Interest and dividend income                        $    907,935     $    837,459      8%     $    240,596     $    208,955     15%
Interest expense                                         461,688          410,986     12%          126,216          102,722     23%
                                                    ------------     ------------             ------------     ------------
Net interest income                                      446,247          426,473      5%          114,380          106,233      8%
Provision for loan and lease losses                       14,100           14,430     -2%            3,405            3,973    -14%
                                                    ------------     ------------             ------------     ------------
       Net interest income after provision
       for loan and lease losses                         432,147          412,043      5%          110,975          102,260      9%
                                                    ------------     ------------             ------------     ------------

Noninterest income:
   Customer services                                      53,402           40,982     30%           15,447           11,166     38%
   Mortgage banking services                              16,342           27,202    -40%            2,065            4,873    -58%
   Trust Income                                           14,605           12,713     15%            3,864            3,526     10%
   Investment advisory services                            5,318            3,877     37%            1,497              960     56%
   Insurance commissions                                  20,289           13,006     56%            6,012            3,956     52%
   Bank owned life insurance                              11,479            3,705    210%            3,094              898     NM
   Net gains on sales of securities                          281            5,904    -95%               -             2,395   -100%
   Other noninterest income                                7,472           11,297    -34%            1,875            2,971    -37%
                                                    ------------     ------------             ------------     ------------
                                                         129,188          118,686      9%           33,854           30,745     10%
                                                    ------------     ------------             ------------     ------------
Noninterest expense:
   Salaries and employee benefits                        163,621          164,888     -1%           43,211           41,751      3%
   Data processing                                        28,043           25,399     10%            7,058            7,216     -2%
   Occupancy and equipment expense                        48,346           47,432      2%           12,188           11,850      3%
   Distributions on securities of subsidiary trust         6,678            9,060    -26%            1,549            2,265    -32%
   Amortization of goodwill & deposit premiums            11,778           11,611      1%            2,944            2,947      0%
   Special charges (1)                                    29,346           39,172    -25%           (3,889)           3,798     NM
   Other noninterest expense                              59,062           63,436     -7%           13,995           13,545      3%
                                                    ------------     ------------             ------------     ------------
                                                         346,874          360,998     -4%           77,056           83,372     -8%
                                                    ------------     ------------             ------------     ------------

Income before income tax expense                         214,461          169,731     26%           67,773           49,633     37%
Income tax expense                                        72,039           56,907     27%           22,192           17,703     25%
                                                    ------------     ------------             ------------     ------------
       Net income                                   $    142,422     $    112,824     26%     $     45,581     $     31,930     43%
                                                    ============     ============             ============     ============

Weighted average shares outstanding:
       Basic                                         102,988,690      103,637,875     -1%      101,656,431      103,887,703     -2%
       Diluted                                       104,112,038      105,767,728     -2%      102,537,739      105,490,499     -3%
Earnings per share:
       Basic                                        $       1.38     $       1.09     27%     $       0.45     $       0.31     45%
       Diluted                                      $       1.37     $       1.07     28%     $       0.44     $       0.30     47%

-----------------------------------------------------------------------------------------------------------------------------------

OPERATING FINANCIAL DATA
Operating non-interest expense (2)                  $    317,528     $    321,826     -1%     $     80,945     $     79,574      2%
Operating net income (3)                            $    164,112     $    141,768     16%     $     43,192     $     36,232     19%
Basic operating earnings per share (3)              $       1.59     $       1.37     16%     $       0.42     $       0.35     20%
Diluted operating earnings per share (3)            $       1.58     $       1.34     18%     $       0.42     $       0.34     24%


(1) Consists of merger related charges of $21,982 and $39,172 and costs to discontinue the correspondent mortgage business of $7,364 and $0 for the years ended December 31, 1999 and 1998 and $(3,889) and $3,798 for merger related charges for the quarters ended December 31, 1999 and 1998, respectively.
(2) Excludes pre-tax special charges of $29,346 and $39,172 for the years ended December 31, 1999 and 1998 and $(3,889) and $3,798 for the quarters ended December 31, 1999 and 1998, respectively.
(3) Excludes post-tax special charges of $21,690 and $28,944 for the years ended December 31, 1999 and 1998 and $(2,389) and $4,302 for the quarters ended December 31, 1999 and 1998, respectively.

NM Not meaningful

--------------------------------------------------------------------------------

Peoples Heritage Financial Group, Inc. and Subsidiaries
SELECTED FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

(In thousands, except number of
shares and per share data)
                                                       Year Ended December 31,            Three Months Ended December 31,
                                                    -----------------------------         -------------------------------
                                                        1999             1998                  1999             1998
                                                    ------------     ------------          ------------     ------------

Net interest income                                 $    446,247     $    426,473          $    114,380     $    106,233
Net income                                          $    142,422     $    112,824          $     45,581     $     31,930
Operating net income (1)                            $    164,112     $    141,768          $     43,192     $     36,232
Shares outstanding (end of period)                   102,181,789      103,801,854           102,181,789      103,801,854
Weighted average shares outstanding:
        Basic                                        102,988,690      103,637,875           101,656,431      103,887,703
        Diluted                                      104,112,038      105,767,728           102,537,739      105,490,499

Earnings per share:
        Basic                                       $       1.38     $       1.09          $       0.45     $       0.31
        Diluted                                     $       1.37     $       1.07          $       0.44     $       0.30

Operating earnings per share (1):
        Basic                                       $       1.59     $       1.37          $       0.42     $       0.35
        Diluted                                     $       1.58     $       1.34          $       0.42     $       0.34

Operating cash earnings per share (2):
        Basic                                       $       1.71     $       1.48          $       0.45     $       0.38
        Diluted                                     $       1.69     $       1.45          $       0.45     $       0.37


Shareholders' equity                                $    850,977     $    901,128          $    850,977     $    901,128
Book value per share                                $       8.33     $       8.68          $       8.33     $       8.68
Tangible book value per share                       $       7.22     $       7.48          $       7.22     $       7.48

------------------------------------------------------------------------------------------------------------------------

Ratios:

Net interest margin (net interest income
     as a % of average earning assets) (3)                 3.67%            4.02%                 3.60%            3.90%
Net interest spread (yield on earning assets minus
   yield on interest-bearing liabilities) (3)              3.20%            3.46%                 3.15%            3.30%

Return on average assets                                   1.08%            0.97%                 1.31%            1.07%
Operating return on average assets (1)                     1.24%            1.22%                 1.24%            1.22%
Operating cash return on average assets (2)                1.35%            1.33%                 1.34%            1.33%

Return on average equity                                  16.36%           13.09%                21.28%           14.21%
Operating return on average equity (1)                    18.85%           16.45%                20.16%           16.13%
Operating cash return on average equity (2)               23.33%           20.76%                24.82%           20.19%

Tier 1 leverage capital ratio at end of period             6.60%            7.50%                 6.60%            7.50%

Efficiency ratio (4)                                      54.05%           58.00%                53.56%           57.44%

Non-performing loans                                $     45,888     $     56,526          $     45,888     $     56,526
Total non-performing assets                         $     56,356     $     67,180          $     56,356     $     67,180
Non-performing loans as a % of total loans                 0.67%            0.80%                 0.67%            0.80%
Non-performing assets as a % of total assets               0.40%            0.56%                 0.40%            0.56%

Full service banking offices                                 221              221                   221              221
------------------------------------------------------------------------------------------------------------------------

(1) Excludes merger related and special charges of $21,690 and $28,944 after tax for the years ended December 31, 1999 and 1998 and $(2,389) and $4,302 for the quarters ended December 31, 1999 and 1998, respectively.
(2) Earnings before special charges and amortization of goodwill and core deposit premiums.
(3)  Adjusted to fully taxable equivalent basis.
(4) Excludes distributions on securities of subsidiary trust, net gains on sales of securities and special charges.

--------------------------------------------------------------------------------

Peoples Heritage Financial Group, Inc. and Subsidiaries
--------------------------------------------------------------------------------
CONSOLIDATED AVERAGE BALANCE SHEETS (UNAUDITED)

                                                              THREE MONTHS ENDED DECEMBER 31,
                                                    -----------------------------------------------------
                                                            1999                           1998
                                                    ---------------------          ----------------------
                                                      AVERAGE      YIELD/            AVERAGE       YIELD/
(Dollars in Thousands)                                BALANCE       RATE             BALANCE        RATE
                                                    -----------    ------          -----------     ------

ASSETS

Loans and leases (1)
   Residential real estate mortgages                $ 1,480,113     7.13%          $ 2,919,838     7.35%
   Commercial real estate mortgages                   1,803,266     8.92%            1,611,739     9.52%
   Commercial loans and leases                        1,268,226     8.64%            1,126,061     8.67%
   Consumer loans and leases                          2,294,114     8.49%            2,092,081     8.59%
                                                    -----------                    -----------
                                                      6,845,719     8.34%            7,749,719     8.33%
Securities                                            5,862,306     6.57%            3,010,073     5.97%
Federal funds sold & other short-term investments        73,230     5.39%              167,001     5.30%
                                                    -----------                    -----------
     Total earning assets                            12,781,255     7.51%           10,926,793     7.63%

Nonearning assets                                     1,004,764                        898,969
                                                    -----------                    -----------
     Total assets                                   $13,786,019                    $11,825,762
                                                    ===========                    ===========

LIABILITIES & SHAREHOLDERS' EQUITY

Interest-bearing deposits:
   Regular savings                                  $ 1,264,795     2.01%          $ 1,283,063     2.23%
   Retail money market and NOW accounts               2,176,690     2.47%            2,017,616     2.56%
   Retail certificates of deposit                     3,220,391     4.88%            3,484,536     5.35%
   Brokered deposits                                    143,328     5.71%              249,110     5.79%
                                                    -----------                    -----------
       Total interest-bearing deposits                6,805,204     3.59%            7,034,325     4.00%
Borrowed funds                                        4,676,190     5.48%            2,387,353     5.30%
                                                    -----------                    -----------
       Total interest-bearing liabilities            11,481,394     4.36%            9,421,678     4.33%
Demand accounts                                       1,325,467                      1,308,902
Other liabilities                                        60,579                        103,862
Minority interest                                        68,775                        100,000
Shareholders' equity                                    849,804                        891,320
                                                    -----------                    -----------
       Total liabilities, minority interest
                 and shareholders' equity           $13,786,019                    $11,825,762
                                                    ===========                    ===========

Net earning assets                                  $ 1,299,861                    $ 1,505,115
                                                    ===========                    ===========

Net interest income (fully taxable equivalent)      $   114,966                    $   107,065
Less: fully taxable equivalent adjustments                 (586)                          (832)
                                                    -----------                    -----------
Net interest income                                 $   114,380                    $   106,233
                                                    ===========                    ===========

Net interest rate spread (fully taxable equivalent)                 3.15%                          3.30%
Net interest margin (fully taxable equivalent)                      3.60%                          3.90%

--------------------------------------------------------------------------------

(1) Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.

Peoples Heritage Financial Group, Inc. and Subsidiaries
--------------------------------------------------------------------------------
CONSOLIDATED AVERAGE BALANCE SHEETS (UNAUDITED)

                                                              THREE MONTHS ENDED DECEMBER 31,
                                                    -----------------------------------------------------
                                                            1999                           1998
                                                    ---------------------          ----------------------
                                                      AVERAGE      YIELD/            AVERAGE       YIELD/
(Dollars in Thousands)                                BALANCE       RATE             BALANCE        RATE
                                                    -----------    ------          -----------     ------

ASSETS

Loans and leases (1)
   Residential real estate mortgages                $ 1,869,375     7.28%          $ 3,238,725     7.48%
   Commercial real estate mortgages                   1,727,687     8.85%            1,600,873     9.50%
   Commercial loans and leases                        1,227,254     8.68%            1,090,919     9.11%
   Consumer loans and leases                          2,163,691     8.57%            2,029,150     8.79%
                                                    -----------                    -----------
                                                      6,988,007     8.31%            7,959,667     8.44%
Securities                                            5,106,436     6.32%            2,593,640     6.29%
Federal funds sold & other short-term investments       131,281     4.86%              129,868     4.20%
                                                    -----------                    -----------
     Total earning assets                            12,225,724     7.44%           10,683,175     7.87%

Nonearning assets                                       959,360                        950,440
                                                    -----------                    -----------
     Total assets                                   $13,185,084                    $11,633,615
                                                    ===========                    ===========

LIABILITIES & SHAREHOLDERS' EQUITY

Interest-bearing deposits:
   Regular savings                                  $ 1,264,822     2.02%          $ 1,336,039     2.37%
   Retail money market and NOW accounts               2,108,881     2.42%            1,927,113     2.53%
   Retail certificates of deposit                     3,339,347     4.99%            3,462,115     5.43%
   Brokered deposits                                    179,760     5.37%              283,499     5.83%
                                                    -----------                    -----------
       Total interest-bearing deposits                6,892,810     3.66%            7,008,766     4.07%
Borrowed funds                                        3,988,276     5.25%            2,307,034     5.46%
                                                    -----------                    -----------
       Total interest-bearing liabilities            10,881,086     4.24%            9,315,800     4.41%
Demand accounts                                       1,294,802                      1,213,203
Other liabilities                                        65,409                        142,963
Minority interest                                        73,078                        100,000
Shareholders' equity                                    870,709                        861,649
                                                    -----------                    -----------
       Total liabilities, minority interest
                 and shareholders' equity           $13,185,084                    $11,633,615
                                                    ===========                    ===========

Net earning assets                                  $ 1,344,638                    $ 1,367,375
                                                    ===========                    ===========

Net interest income (fully taxable equivalent)      $   448,456                    $   429,624
Less: fully taxable equivalent adjustments               (2,209)                        (3,151)
                                                    -----------                    -----------
Net interest income                                 $   446,247                    $   426,473
                                                    ===========                    ===========

Net interest rate spread (fully taxable equivalent)                 3.20%                          3.46%
Net interest margin (fully taxable equivalent)                      3.67%                          4.02%

--------------------------------------------------------------------------------

(1) Loans and leases include portfolio loans and leases, loans held for sale and nonperforming loans.